EXHIBIT 10.1

PROPERTY ACQUISITION AGREEMENT

THIS PROPERTY ACQUISITION AGREEMENT (this “Agreement”) is entered into as of  March 9, 2006 by and among BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation (“Behringer Harvard Opportunity REIT I”), BEHRINGER HARVARD OPPORTUNITY ADVISORS I LP, a Texas limited partnership (“Behringer Harvard Opportunity Advisors I”), BEHRINGER HARVARD STRATEGIC OPPORTUNITY FUND II LP, a Texas limited partnership (“Behringer Harvard Strategic Fund II”) and BEHRINGER HARVARD STRATEGIC ADVISORS II LP, a Texas limited partnership (“Behringer Harvard Strategic Advisors II”).  Behringer Harvard Opportunity REIT I, Behringer Harvard Opportunity Advisors I, Behringer Harvard Strategic Fund II and Behringer Harvard Strategic Advisors II are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, each of Behringer Harvard Opportunity REIT I and Behringer Harvard Strategic Fund II is in the business of, among other things, investing in and operating real estate or real estate related assets on an opportunistic basis;

WHEREAS, Behringer Harvard Opportunity Advisors I is responsible for managing the affairs of Behringer Harvard Opportunity REIT I on a day-to-day basis and for identifying and making acquisitions on behalf of Behringer Harvard Opportunity REIT I;

WHEREAS, Behringer Harvard Strategic Advisors II is responsible for managing the affairs of Behringer Harvard Strategic Fund II and for identifying and making acquisitions and investments on behalf of Behringer Harvard Strategic Fund II;

WHEREAS, several officers, directors, partners and employees of the Parties, and affiliates of such officers, directors, partners and employees, are affiliates of some of all of the Parties;

WHEREAS, Behringer Harvard Opportunity REIT I and Behringer Harvard Strategic Fund II have similar, though not identical, investment objectives and criteria, and thus, invest in similar opportunities for real estate or real estate related assets;

WHEREAS, a limited amount of real estate or real estate related assets or other investment opportunities exists which satisfy the investment objectives and criteria of Behringer Harvard Opportunity REIT I or Behringer Harvard Strategic Fund II;

WHEREAS, an investment opportunity may become available for real estate or real estate related assets or other investment opportunities that are potentially suitable for both Behringer Harvard Opportunity REIT I and Behringer Harvard Strategic Fund II, and for which both Behringer Harvard Opportunity REIT I and Behringer Harvard Strategic Fund II have sufficient uninvested funds (collectively, “Investment Assets”); and

WHEREAS, Behringer Harvard Strategic Fund II is willing to grant Behringer Harvard Opportunity REIT I certain rights to acquire Investment Assets identified by either Behringer Harvard Strategic Advisors II or Behringer Harvard Opportunity Advisors I.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1.                                      Incorporation of Recitals.  By this reference, the recitals set forth above are hereby incorporated into this Agreement as if fully set forth herein.

2.                                      Right of Refusal. For and during the term of this Agreement, and until the occurrence of a Right of First Refusal Termination Event (as defined below) with respect to a particular Investment Asset, Behringer Harvard Strategic Fund II hereby grants to Behringer Harvard Opportunity REIT I  an exclusive right of first refusal to acquire each and every Investment Asset identified by Behringer Harvard Opportunity Advisors I or Behringer Harvard Strategic Advisors II that may become available, that is suitable for both Behringer Harvard Opportunity REIT I and Behringer

Harvard Strategic Fund II, and for which both Behringer Harvard Opportunity REIT I and Behringer Harvard Strategic Fund II have sufficient uninvested funds.

3.                                      Negative Covenants. During the pendency of the right granted under Section 2 above, the Parties hereto covenant and agree that they shall not pursue the acquisition of a particular Investment Asset other than for Behringer Harvard Opportunity REIT I. Any conflicts as to the allocation of investments among Behringer Harvard programs other than specifically provided herein shall be unaffected by this Agreement and shall be dealt with as provided in the programs’ respective prospectuses or private placement memoranda..

4.                                      Procedures. If a particular Investment Asset is identified as one Behringer Harvard Opportunity REIT I may wish to acquire, it may do so without any further procedural requirements hereunder; provided, however, Behringer Harvard Opportunity REIT I shall provide prompt notice to Behringer Harvard Strategic Advisors II and Behringer Harvard Strategic Fund II if it determines not to proceed with the acquisition of such Investment Asset, in which event Behringer Harvard Strategic Fund II may acquire such Investment Asset .

Other than as provided in the preceding sentence, Behringer Harvard Strategic Fund II may not acquire any Investment Asset if at that time Behringer Harvard Opportunity REIT I has sufficient uninvested funds to acquire such Investment Asset and a Right of First Refusal Termination Event has not yet occurred in respect of such Investment Asset. In order to seek a Right of First Refusal Termination Event in respect of such Investment Asset, Behringer Harvard Strategic Advisors II (or one of its affiliates) shall deliver written notice to the Board of Directors of Behringer Harvard Opportunity REIT I (the “Board”) in substantially the form attached hereto as Exhibit A (each an “Acquisition Notice”). The Board shall have ten (10) business days after the date of its receipt of an Acquisition Notice (the “Notice Period”) to inform Behringer Harvard Strategic Advisors II and Behringer Harvard Strategic Fund II in writing (an “Election Notice”) whether Behringer Harvard Opportunity REIT I desires to acquire the subject Investment Asset. Upon the occurrence of a Right of First Refusal Termination Event (as defined below) with respect to the subject Investment Asset, Behringer Harvard Opportunity REIT I shall be deemed to have waived any and all rights to acquire the subject Investment Asset, including any corporate opportunity with respect thereto.

Behringer Harvard Opportunity REIT I’s election, whether in response to, or at any time after, its receipt of an Acquisition Notice, not to pursue the acquisition of a particular Investment Asset shall not affect or impair any of Behringer Harvard Opportunity REIT I’s rights set forth in this Agreement with respect to any other Investment Asset.

For the purposes hereof, the term “Right of First Refusal Termination Event” means the first to occur of: (i) Behringer Harvard Opportunity REIT I’s failure to deliver to Behringer Harvard Strategic Advisors II and Behringer Harvard Strategic Fund II an Election Notice with respect to the subject Investment Asset prior to the expiration of the Notice Period; (ii) delivery by Behringer Harvard Opportunity REIT I of an Election Notice with respect to the subject Investment Asset providing that Behringer Harvard Opportunity REIT I has elects not to acquire the subject Investment Asset (delivery of such notice shall be made only if both a majority of the independent directors of Behringer Harvard Opportunity REIT I and a majority of the entire Board shall elect not to acquire the subject Investment Asset); and (iii) delivery by Behringer Harvard Opportunity REIT I of a Property Termination Notice.

5.                                      No Partnership or Joint Venture.  The Parties to this Agreement are independent contractors.  Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, franchise or joint venture relationship between the Parties.

6.                                      Term.  This term of this Agreement shall commence on the date hereof and shall continue until the date that none of the officers, directors, partners and employees of the Parties, and affiliates of such officers, directors, partners and employees are affiliates of some or all of the Parties.

7.                                      Assignments.  This Agreement may not be assigned except with the written consent of each Party hereto, except in the case of an assignment by a Party to a corporation, trust or other organization which is a successor to such Party.  Any assignment of this Agreement shall bind the assignee hereunder in the same manner as the assignor is bound hereunder.

8.                                      Amendments.  This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by each Party hereto or its respective successors or assigns.

9.                                      Successors and Assigns.  This Agreement shall bind any successors or assigns of the Parties hereto as herein provided.

10.                               Governing Law.  The provisions of this Agreement shall be governed, construed and interpreted in accordance with the internal laws of the State of Texas without regard to its conflicts of law principles.

11.                               Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered:  (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided the deposit occurs prior to the deadline imposed by the overnight courier service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and is sent by an additional method provided hereunder, in each case above provided the notice of communication is addressed to the intended recipient thereof as set forth below:

If to Behringer Harvard Opportunity REIT I, Inc.:

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Facsimile:  (214) 655-1610

If to Behringer Harvard Opportunity Advisors I LP:

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Facsimile:  (214) 655-1610

If to Behringer Harvard Strategic Opportunity Fund II LP:

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Facsimile:  (214) 655-1610

If to Behringer Harvard Strategic Advisors II LP:

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Facsimile:  (214) 655-1610

Any Party may at any time give notice in writing to all other Parties of a change of its address for the purpose of this Section 12.

12.                               Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

13.                               Equitable Relief. Each Party hereto recognizes and acknowledges that a breach by another Party of this Agreement will cause irreparable damage to the non-breaching Party which cannot be readily remedied in monetary damages in an action at law.  In the event of any default or breach by any Party, the non-breaching Parties shall be entitled to seek immediate injunctive relief to prevent such irreparable harm or loss, in addition to any other remedies available at law and in equity.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary

BEHRINGER HARVARD OPPORTUNITY ADVISORS I LP

By:	Harvard Property Trust, LLC,
its General Partner

	By:		/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary

BEHRINGER HARVARD STRATEGIC OPPORTUNITY FUND II LP

By:	Behringer Harvard Strategic Advisors II LP,
its General Partner

	By:		Harvard Property Trust, LLC
its General Partner

		By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary

BEHRINGER HARVARD STRATEGIC ADVISORS II LP

By:	Harvard Property Trust, LLC
its General Partner

	By:		/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal and Secretary

EXHIBIT A
FORM OF ACQUISITION NOTICE

ACQUISITION NOTICE

[NAME OF SUBJECT INVESTMENT ASSET]

[GENERAL LOCATION]

[CITY, STATE]

[DATE OF ACQUISITION NOTICE]

Behringer Harvard Opportunity REIT I, Inc.

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Attention:  Board of Directors

Reference is made to that certain Property Acquisition Agreement, dated as of March 9, 2006 (the “Agreement”), by and among Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (“Behringer Harvard Opportunity REIT I”), Behringer Harvard Opportunity Advisors I LP, a Texas limited partnership (“Behringer Harvard Opportunity Advisors I”), Behringer Harvard Strategic Opportunity Fund II LP, a Texas limited partnership (“Behringer Harvard Strategic Fund II”) and Behringer Harvard Strategic Advisors II LP, a Texas limited partnership (“Behringer Harvard Strategic Advisors II”).  Capitalized terms used in this Acquisition Notice but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Pursuant to Section 2 of the Agreement, Behringer Harvard Strategic Advisors II has identified the following Investment Asset: [DESCRIBE INVESTMENT ASSET].

Attached hereto for your review is the preliminary investment package for the subject Investment Asset.

This letter constitutes the Acquisition Notice under and pursuant to the Agreement with respect to the subject Investment Asset.

Please direct all correspondence with respect to the subject Investment Asset to Behringer Harvard Strategic Advisors II as follows:

Behringer Harvard Strategic Advisors II LP

15601 Dallas Parkway, Suite 600

Addison, Texas 75001

Attention:  Chief Legal Officer

Telephone:  (214) 655-1600

Facsimile:  (214) 655-1610

Sincerely,

BEHRINGER HARVARD STRATEGIC ADVISORS II LP

By:
Name:
Title:

A-1